UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant    ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Furmanite Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FURMANITE CORPORATION
10370 Richmond Avenue, Suite 600
Houston, TX 77042
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 7, 2015
To the Stockholders of Furmanite Corporation:
Notice is hereby given that the previously announced 2015 Annual Meeting of Stockholders of Furmanite Corporation, a Delaware corporation (“Furmanite” or the “Company”), has been postponed and will be held at the Hotel Du Pont, 11th and Market Streets, Wilmington, Delaware 19801 at 9:30 a.m. Eastern Daylight Time on May 7, 2015 (the “Annual Meeting”). At the Annual Meeting, Furmanite stockholders will be asked to consider and vote on the following matters:

(1)	The election of five (5) directors to serve until the 2016 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

(2)	The approval, on an advisory basis, of the compensation of the Company’s named executive officers;

(3)	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(4)	To consider and act upon any other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The record date for the Annual Meeting remains March 13, 2015. Stockholders of record at the close of business on March 13, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Holders of shares of our common stock as of the record date are entitled to one vote, in person or by proxy, for each share of common stock owned by such holder as of such date on all matters properly brought before the Annual Meeting or at any adjournments or postponements thereof.
Please note that Mustang Capital Management, LLC (“Mustang Capital”) has notified Furmanite that it intends to nominate four candidates for election as directors to the Company’s Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. To the extent you receive solicitation materials from Mustang Capital, including proxy statements and proxy cards, please note that Furmanite is not responsible for the accuracy of any information provided by or relating to Mustang Capital or its nominees contained in solicitation materials filed or disseminated by or on behalf of Mustang Capital or any other statements Mustang Capital may make.
The Board of Directors does not endorse any Mustang Capital nominee and unanimously recommends that you vote on the GOLD proxy card or voting instruction form “FOR” the election of each nominee proposed by the Board of Directors: Kathleen G. Cochran, Kevin R. Jost, Joseph E. Milliron and Ralph Patitucci, to serve as directors of Furmanite until our 2016 Annual Meeting or until their respective successors have been duly elected and qualified.
There have been several recent developments related to the Furmanite Board of Directors that caused some of Furmanite’s stockholders to request a postponement of the Annual Meeting, which requests coincided with the April 23, 2015 decision by Sangwoo Ahn, Furmanite’s Presiding Non-Executive Director and Chairman of the Board, effective as of the 2015 Annual Meeting. The seat vacated by Mr. Ahn will be filled in the election to take place at the Annual Meeting, and the size of the Board of Directors will not change as a result of Mr. Ahn’s departure. In the event that the four nominees proposed by the Board are reelected, Mr. Ahn’s seat will be filled by the candidate who receives the next highest number of votes, which the Board expects will be any one of the Mustang Capital nominees. If there is no such candidate, the Board will exercise its power to appoint a director to the vacant seat.
The Board of Directors strongly urges you not to sign or return a white proxy card sent to you by Mustang Capital. If you have previously submitted a proxy card sent to you by Mustang Capital, you can revoke that proxy and vote for the Board of Directors’ nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed GOLD proxy card. If you have previously voted your shares with respect to the Annual Meeting using the GOLD proxy card, you are not required to vote again unless you wish to change your vote. Any previously voted GOLD proxy cards will remain effective, except that votes for Mr. Ahn will be disregarded. Only the latest validly executed proxy that you submit will be counted.
All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are urged to submit the GOLD proxy card or use the method of Internet or phone voting described on the GOLD proxy card as soon as possible so that your voice is heard on these proposals. If you are a registered stockholder, you may vote your shares via the Internet, via a toll-free telephone number, by mail or in person at the Annual Meeting. If you are the beneficial owner of shares of our common stock held in street name, you have received or will receive voting instructions from your broker, bank or other nominee (the stockholder of record). The voting instructions will provide details regarding how to vote these shares.
If you have any questions or require any assistance with voting your shares (including assistance in splitting your vote at the Annual Meeting), please contact our proxy solicitor at the telephone numbers or address set forth below:

105 Madison Avenue
New York, New York 10016
Furmanite@mackenziepartners.com
Call Collect: (212) 929-5500
Or
Toll-Free (800) 322-2885

By Order of the Board of Directors,

Robert S. Muff Chief Financial Officer and Chief Administrative Officer
Houston, Texas
April 27, 2015

FURMANITE

FURMANITE CORPORATION
10370 RICHMOND AVE.
SUITE 600
HOUSTON, TX 77042

GOLD PROXY CARD

VOTE BY INTERNET – www.firstcoastresults.com/furmanite

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE – 1-800-240-8516 (toll free)

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

CONTROL NUMBER →

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to MacKenzie Partners, Inc.
105 Madison Avenue - 17th Floor, New York, New York 10016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.viewproxymaterials.com/furmanite

KEEP THIS PORTION FOR YOUR RECORDS

GOLD PROXY CARD

FURMANITE CORPORATION
This proxy is solicited on behalf of the Board of Directors
Annual Meeting of Stockholders
May 7, 2015 at 9:30 a.m. EDT

The stockholder(s) hereby appoint(s) Robert S. Muff and William F. Fry, as proxies, with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Furmanite Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M., Eastern Daylight Time on May 7, 2015, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware 19801, and any adjournment or postponement thereof and, in their discretion, upon any other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof.

The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

Continued and to be signed on reverse side

FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL

GOLD PROXY CARD

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01 Kathleen G. Cochran 02 Kevin R. Jost 03 Joseph E. Milliron 04 Ralph Patitucci

For All ☐ **Withhold All** ☐ **For All Except** ☐ ____________________

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line above.

The Board of Directors recommends you vote FOR proposals 2 and 3.

2. Advisory approval of the compensation of the Company's Named Executive Officers.

For ☐ **Against** ☐ **Abstain** ☐

For ☐ **Against** ☐ **Abstain** ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature ________________ Date ________

Title ________________ Date ________

Signature (Joint Owners) ________________ Date ________

IMPORTANT INFORMATION

In connection with its 2015 Annual Meeting of Stockholders, Furmanite Corporation has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS OF FURMANITE ARE URGED TO READ THE PROXY STATEMENT FOR THE 2015 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of Furmanite’s definitive proxy statement and any other documents filed by Furmanite in connection with the 2015 Annual Meeting at the SEC’s website at www.sec.gov. Free copies of the definitive proxy statement are also available in the “Investors” section of the Company’s website at www.furmanite.com. Furmanite and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2015 Annual Meeting. Detailed information regarding the names, affiliations and interests of Furmanite’s directors and executive officers is available in the definitive proxy statement for the 2015 Annual Meeting, which was filed with the SEC on March 16, 2015.